UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 9, 2015 (February 4, 2015)

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Corporate Circle, Golden, Colorado 80401
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported by Good Times Restaurants Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2014, effective at the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) which was held on February 4, 2015 at the Company’s principal office in Golden, Colorado, the number of directors serving on the Company’s Board of Directors (the “Board”) was reduced from nine members to seven members.  Of the nine members of the Board that were elected at the Company’s 2014 Annual Meeting of Stockholders, David L. Dobbin and Reuven Har-Even were not included as nominees for director at the 2015 Annual Meeting.  As such, upon conclusion of the 2015 Annual Meeting, Messrs. Dobbin and Har-Even ceased to be members of the Company’s Board.  Mr. Dobbin had been the Chairman of the Board at the time he ceased being a Company Director.  Following the 2015 Annual Meeting, the Company’s Directors appointed Mr. Robert J. Stetson as Chairman of the Board.

Item 5.07      Submission of Matters to a Vote of Security Holders

At the 2015 Annual Meeting, the Company’s shareholders voted on two proposals: (a) the election of directors, and (b) a proposal to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.  These matters are more fully described in the Company’s Proxy Statement for the 2015 Annual Meeting.

The certified results of the matters voted on at the 2015 Annual Meeting are as follows:

		FOR	ABSTAIN
A)	Election of Directors:
	Geoffrey R. Bailey	3,417,340	1,132,107
	Gary J. Heller	3,788,602	1,203,176
	Boyd E. Hoback	3,328,412	1,203,176
	Steven M. Johnson	4,505,879	44,259
	Eric W. Reinhard	3,416,958	1,132,157
	Robert J. Stetson	5,001,322	44,759
	Alan A. Teran	3,417,476	1,132,107

B)	Auditors	4,774,150	26,727

Item 8.01      Other Events

Following the 2015 Annual Meeting, the Company’s Directors elected the Committee Members set forth below.  Biography information on each Committee Member is more fully described the Company’s Proxy Statement for the 2015 Annual Meeting.

Audit Committee:	Steven M. Johnson, Chairman
Eric W. Reinhard
Alan A. Teran

Compensation Committee:	Alan A. Teran, Chairman
Geoffrey R. Bailey
Eric W. Reinhard

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: February 9, 2015	/s/ Boyd E. Hoback
Boyd E. Hoback
President and Chief Executive Officer